UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 06, 2020

BROWNIE’S MARINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	333-99393	90-0226181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3001 NW 25th Avenue, Suite 1, Pompano Beach, Florida	33069
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)	(954) 462-5570

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 06, 2020, Mikkel Pitzner resigned as a member of the board of directors of the Company. Mr. Pitzner’s decision to resign was not the result of any disagreement with the Company on any matter relating to our operations, policies, or practices during his period of service as a director.

Effective January 09, 2020, Mr. Jeffrey Guzy was appointed by a unanimous written consent of the members of the Company’s board of directors to serve on the Company’s board of directors, filling the vacancy on the board created by Mr. Pitzner’s resignation. Mr. Guzy shall serve on the board of directors and shall hold office until the next election of directors by stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

Mr. Guzy, age 68, was selected as a director for his general business management experience and experience serving on the board of directors of public companies.

Pursuant to a director agreement, the Company has agreed to pay Mr. Guzy a monthly board fee of $1,000 and has agreed to issue Mr. Guzy an option to purchase up to 2,000,000 shares of the Company’s common stock exercisable at $0.0229 per share. A copy of the director agreement and stock option are incorporated herein by reference and are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Form 8-K. The description of the transactions contemplated by the agreements set forth herein do not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits filed herewith and incorporated by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

		Incorporated by Reference			Filed or Furnished
No.	Exhibit Description	Form	Date Filed	Number	Herewith

4.1	Stock Option Grant Agreement dated January 09, 2020				Filed
10.1	Director Agreement dated January 09, 2020				Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC.

Date: January 10, 2020	By:	/s/ Robert Carmichael
Robert Carmichael, Chief Executive Officer